SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 17, 1997
                        (Date of Earliest Event reported)


                               PERINI CORPORATION
               (Exact name of registrant as specified in charter)


      MASSACHUSETTS                       1-6314                  04-1717070
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              73 MT. WAYTE AVENUE, FRAMINGHAM, MASSACHUSETTS 01701 (Address of principal executive offices, including zip code)

                                 (508) 628-2000
              (Registrant's telephone number, including area code)









ITEM 5.  OTHER EVENTS.
-------  -------------

Change in Real Estate Strategy.
-------------------------------

         On February 14, 1997, Perini Corporation (the "Company") announced that it had completed a review of its current real estate strategy following the sale of shares of newly issued Series B Cumulative Convertible Preferred Stock for $30,030,000 to an investor group, as more fully described below. The transaction, and the resulting improvement in the Company's balance sheet, provides the Company with an opportunity to substantially improve liquidity during 1997 and beyond by changing its strategy with respect to certain real estate assets from one of holding them through the development and stabilization periods to a new strategy of placing these properties on the market now. This change in strategy substantially reduces the estimated future cash flow from these properties and has resulted in a non-cash charge taken in the fourth quarter of 1996 in an aggregate amount of approximately $80 million. In furtherance of the new strategy, Perini Land and Development Company, the Company's wholly owned real estate development subsidiary, recently signed a letter of intent to sell its interest in the Resort at Squaw Creek, Squaw Valley, California, to its partner, HCV Pacific Investors III, a California limited partnership, for a purchase price of $21 million.

Issuance of Series B Preferred Stock.
-------------------------------------

         On January 17, 1997 (the "Closing Date"), the Company sold an aggregate of 150,150 shares (the "Shares") of Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock") to an investor group made up of PB Capital Partners, L.P. ("PB Capital"), The Common Fund for Non-Profit Organizations
("The Common Fund"), and The Union Labor Life Insurance Company ("ULLICO") on behalf of its Separate Account P, a commingled fund available for investment by qualified pension plans. The issuance and sale of the Shares, as well as certain amendments to the By-Laws of the Company, were approved by the stockholders of the Company at a special meeting on that date, and are described in the proxy statement with respect to such special meeting filed by the Company with the Securities and Exchange Commission on December 17, 1996 (the "Proxy Statement"). The transaction is described in the Proxy Statement under the section captioned "Description of Transaction."

         PB Capital acquired 92,350 Shares for a total consideration of $18,470,000, which consideration was paid out of funds provided to PB Capital by its limited partners. Richard C. Blum & Associates, L.P. ("RCBA") acquired 23,300 Shares on behalf of The Common Fund for a total consideration of $4,660,000, which consideration was paid by The Common Fund. ULLICO acquired 34,500 shares for a total consideration of $6,900,000, which consideration was paid out of funds provided to ULLICO by unit holders of ULLICO's Separate Account P.

         The Shares were sold pursuant to (i) a Stock Purchase and Sale Agreement dated as of July 24, 1996 by and among the Company, PB Capital and RCBA, as amended, (ii) a Stock Assignment and Assumption Agreement dated as of December 13, 1996 by and among the Company, PB Capital and ULLICO, and (iii) a Stock Assignment and Assumption







Agreement dated as of January 17, 1997 by and among the Company, PB Capital, RCBA and The Common Fund.

         The Company amended and restated its By-Laws as of the Closing Date. The By-Law amendments are described in the Proxy Statement under the section captioned "Proposal 2:
Approval of Amendment of By-Laws."

         The holders of the Series B Preferred Stock designated Michael R. Klein, Douglas J. McCarron, and Ronald N. Tutor (the "Designated Directors") as their nominees, and they were elected directors of the Company as of January 17, 1997. All three Designated Directors were appointed to the newly reconstituted Executive Committee of the Board of Directors.

         On the Closing Date, PB Capital, David B. Perini, Perini Memorial Foundation, David B. Perini Testamentary Trust, Ronald N. Tutor and Tutor-Saliba Corporation entered into a Voting Agreement. The Voting Agreement is described in the Proxy Statement under the section captioned "Voting Agreement" and is filed herewith as an exhibit.

         On the Closing Date, the Company entered into a Registration Rights Agreement with PB Capital and ULLICO and a Management Agreement with Ronald N. Tutor and Tutor-Saliba Corporation. The Registration Rights Agreement and Management Agreement are described in the Proxy Statement under the sections captioned "Registration Rights Agreement" and "Management Agreement," respectively, and are filed herewith as exhibits.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Exhibits

         3.2 By-Laws of the Company, as amended and restated as of January 17, 1997 (filed herewith).

         4.5 Stock Purchase and Sale Agreement dated as of July 24, 1996 by and among the Company, PB Capital and RCBA, as amended (filed as exhibit 4.5 to the Company's Quarterly Report on Form 10-Q/A for the fiscal quarter ended September 30, 1996 and incorporated herein by reference).

         4.8 Certificate of Vote of Directors Establishing a Series of Preferred Stock, dated January 16, 1997 (filed herewith).

         4.9 Stock Assignment and Assumption Agreement dated as of December 13, 1996 by and among the Company, PB Capital and ULLICO (filed as exhibit 4.1 to the Schedule 13D filed by ULLICO on December 16, 1996 and incorporated herein by reference).

                                        2





         4.10 Stock Assignment and Assumption Agreement dated as of January 17, 1997 by and among the Company, RCBA and The Common Fund (filed herewith).

         4.11 Voting Agreement dated as of January 17, 1997 by and among PB Capital, David B. Perini, Perini Memorial Foundation, David B. Perini Testamentary Trust, Ronald N. Tutor, and Tutor-Saliba Corporation (filed herewith).

         4.12 Registration Rights Agreement dated as of January 17, 1997 by and among the Company, PB Capital and ULLICO (filed herewith).

        10.16 Management Agreement dated as of January 17, 1997 by and among the Company, Ronald N. Tutor and Tutor-Saliba Corporation (filed herewith).

                                        3





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     PERINI CORPORATION


Date: February 14, 1997                              By:/s/ David D. Perini
                                                        -------------------
                                                        David B. Perini
                                                        Chairman and Chief
                                                        Executive Officer




                                        4



                                  EXHIBIT INDEX



Exhibit
Number            Description

    3.2 By-Laws of the Company, as amended and restated as of January 17, 1997 (filed herewith).

    4.5 Stock Purchase and Sale Agreement ("Agreement") dated as of July 24, 1996 by and among the Company, PB Capital and RCBA, as amended (filed as exhibit 4.5 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996 and incorporated herein by reference).

    4.8 Certificate of Vote of Directors Establishing a Series of Preferred Stock, dated January 16, 1997 (filed herewith).

    4.9 Stock Assignment and Assumption Agreement dated as of December 13, 1996 by and among the Company, PB Capital and ULLICO (filed as exhibit 4.1 to the Schedule 13D filed by ULLICO on December 16, 1996 and incorporated herein by reference).

    4.10 Stock Assignment and Assumption Agreement dated as of January 17, 1997 by and among the Company, RCBA and The Common Fund (filed herewith).

    4.11 Voting Agreement dated as of January 17, 1997 by and among PB Capital, David B. Perini, Perini Memorial Foundation, David B. Perini Testamentary Trust, Ronald N. Tutor, and Tutor-Saliba Corporation (filed herewith).

    4.12 Registration Rights Agreement dated as of January 17, 1997 by and among the Company, PB Capital and ULLICO (filed herewith).

   10.16 Management Agreement dated as of January 17, 1997 by and among the Company, Ronald N. Tutor and Tutor-Saliba Corporation (filed herewith).




                                        5